UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2006
IOMAI CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51709 (Commission File Number)	52-2049149 (IRS Employer Identification No.)
20 Firstfield Road, Suite 250
Gaithersburg, MD 20878
(Address of principal executive offices and zip code)
(301) 556-4500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 23, 2006, the Board of Directors (the “Board”) of Iomai Corporation (the “Company”) approved an amendment to the Company’s Second Amended and Restated By-Laws adding language allowing the Board to determine the number of directors of the Company from time to time by a resolution adopted by the directors then in office. The Board’s determination of the number of directors is subject to the rights of the holders of any series of Preferred Stock outstanding at the time of the determination and is limited to the range set forth in the Company’s certificate of incorporation.
The Company’s Third Amended and Restated By-Laws are effective as of March 23, 2006 and are attached as Exhibit 3.2.3 to this Current Report on Form 8-K.
ITEM 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.
(d)	Exhibits.
3.2.3	Third Amended and Restated By-Laws of Iomai Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IOMAI CORPORATION

Date: March 24, 2006	By:	/s/ Russell P. Wilson

Name: Russell P. Wilson
Title: Chief Financial Officer

EXHIBIT INDEX
The following designated exhibits are filed herewith:

Exhibit No.	Description
3.2.3	Third Amended and Restated By-Laws of Iomai Corporation